Northwestern Mutual Series Fund, Inc.

Prospectus Supplement dated May 22, 2012

The following information supplements the Summary Prospectus for the Mid Cap Value Portfolio (“Portfolio”) of Northwestern Mutual Series Fund, Inc. (“Fund”) dated May 1, 2012, a copy of which you have already received, as well as the Fund’s Statutory Prospectus dated May 1, 2012 (together, the “Prospectus”). You should read this Supplement together with the Prospectus. Please retain this Supplement for future reference.

The 2011 performance number currently reflected in the Portfolio’s bar chart is corrected to read “-0.61%” rather than “-0.16%.” The revised bar chart is as follows: